UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

REPLIGEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-14656	04-2729386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

41 Seyon Street
Waltham, Massachusetts	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 250-0111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On July 21, 2026, Repligen Corporation, a Delaware corporation (“Repligen”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Repligen, Bravo Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Repligen (“Merger Sub 1”), Bravo Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Repligen (“Merger Sub 2”), and BioLife Solutions, Inc., a Delaware corporation (“BioLife”), pursuant to which Repligen will acquire, subject to the satisfaction or waiver of the conditions contained in the Merger Agreement, all of the outstanding shares of BioLife’s common stock, par value $0.001 per share (“BioLife Common Stock”), for $11.25 cash and 0.1442 shares of Repligen’s common stock, on a per share basis.

Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, Merger Sub 1 will be merged with and into BioLife (the “First Merger”), with BioLife surviving the First Merger as a direct, wholly owned subsidiary of Repligen (the “Surviving Company”), and immediately following the First Merger, the Surviving Company will be merged with and into Merger Sub 2 (the “Second Merger,” and, together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a direct, wholly owned subsidiary of Repligen.

The boards of directors of each of Repligen and BioLife have approved the Merger Agreement and the transactions contemplated thereby.

Merger Consideration

At the effective time of the First Merger (the “First Merger Effective Time”), each share of BioLife Common Stock issued and outstanding immediately prior to the First Merger Effective Time (other than the shares that are held by BioLife in treasury or owned by Repligen, Merger Sub 1 or Merger Sub 2 and shares with respect to which appraisal rights have been properly exercised and perfected, and have not been withdrawn, in accordance with Delaware law) shall be converted automatically into the right to receive (A) 0.1442 validly issued, fully paid and nonassessable shares of Repligen common stock (the “Exchange Ratio”) (such shares of Repligen common stock, the “Stock Consideration”) and (B) $11.25 in cash, without interest (the “Cash Consideration” and together with the Stock Consideration, the “Merger Consideration”). No fractional shares of Repligen common stock will be issued in the Mergers, and stockholders of BioLife will receive cash in lieu of any fractional shares as part of the Merger Consideration, as specified in the Merger Agreement.

Immediately prior to the First Merger Effective Time:

•

options to acquire shares of BioLife Common Stock (“BioLife Options”) outstanding immediately prior to the First Merger Effective Time, whether vested or unvested, shall become fully vested and be cancelled in exchange for a payment to the holder thereof in shares of BioLife Common Stock equal to (i) the number of shares of BioLife Common Stock subject to such BioLife Options minus (ii) a number of any shares of BioLife Common Stock equal in value to the aggregate exercise price thereof (net of any shares of BioLife Common Stock equal in value to any applicable tax to be deducted or withheld in respect thereof);

•

awards of restricted stock units of BioLife that are subject solely to time-based vesting (“BioLife RSUs”) outstanding immediately prior to the First Merger Effective Time shall accelerate vesting in full and be settled and paid to the holder thereof in shares of BioLife Common Stock (net of any shares of BioLife Common Stock equal in value to any applicable tax to be deducted or withheld in respect thereof);

•

awards of restricted stock units of BioLife that are subject to performance-based vesting (“BioLife PSUs”) outstanding immediately prior to the First Merger Effective Time shall accelerate vesting in full and be settled and paid to the holder thereof in shares of BioLife Common Stock (assuming the greater of target or actual (measured as of the latest practicable date prior to the First Merger Effective Time)) achievement of the applicable performance goals and net of any shares of BioLife Common Stock equal in value to any applicable tax to be deducted or withheld in respect thereof; and

•

awards of outstanding unvested restricted stock (“BioLife RSAs”) shall accelerate vesting in full and be released to the holder thereof in shares of BioLife Common Stock (net of any shares of BioLife Common Stock equal in value to any applicable tax to be deducted or withheld in respect thereof).

All shares of BioLife Common Stock issuable pursuant to the BioLife Options, BioLife RSUs, BioLife PSUs and BioLife RSAs as provided above shall be converted automatically into the right to receive the Merger Consideration as of the First Merger Effective Time.

Conditions to the Mergers

The consummation of the Mergers is subject to customary closing conditions, including (among others) (i) the adoption and approval of the Merger Agreement by the holders of a majority of the outstanding shares of BioLife Common Stock entitled to vote thereon (the “BioLife Stockholder Approval”) at a duly held meeting of the stockholders of BioLife (the “BioLife Stockholders’ Meeting”); (ii) the absence of any adverse law or order that restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Mergers (the “Restraint Condition”); (iii) the shares of Repligen common stock to be issued in the First Merger being approved for listing on The Nasdaq Stock Market; (iv) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the receipt of consents required under antitrust laws of specified jurisdictions (the “Antitrust Condition”); (v) the U.S. Securities and Exchange Commission (the “SEC”) having declared effective the Registration Statement on Form S-4 to be filed by Repligen, which will contain the proxy statement/prospectus of the parties in connection with the Mergers; (vi) subject to certain materiality exceptions, the accuracy of certain representations and warranties of each of Repligen and BioLife contained in the Merger Agreement and the compliance by each party with the covenants contained in the Merger Agreement; and (vii) the absence of a continuing material adverse effect with respect to each of Repligen and BioLife. The parties expect that the Mergers will be completed in the fourth quarter of 2026, subject to satisfaction of customary closing conditions, including those described above.

Certain Other Terms of the Merger Agreement

Repligen, BioLife, Merger Sub 1 and Merger Sub 2 each made certain customary representations, warranties and covenants in the Merger Agreement, including, among other things, covenants by (i) BioLife to use reasonable efforts to conduct its business in the ordinary course consistent with past practice, including by using reasonable efforts to preserve substantially intact its present business organization and material assets, and, except as otherwise consented to by Repligen in writing and subject to other exceptions, to refrain from taking certain actions specified in the Merger Agreement, and (ii) Repligen to use reasonable efforts to conduct its business in the ordinary course consistent with past practice, including by using reasonable efforts to preserve substantially intact its present business organization and material assets, and, except as otherwise consented to by BioLife in writing and subject to other exceptions, to refrain from taking certain actions specified in the Merger Agreement, in each case, during the period between the execution of the Merger Agreement and consummation of the Mergers, subject to earlier termination of the Merger Agreement. The parties to the Merger Agreement also agreed to use reasonable best efforts to cause the conditions of the Mergers to be satisfied and to consummate the Mergers.

The Merger Agreement also provides that BioLife is prohibited from initiating, soliciting, proposing, knowingly encouraging, or knowingly facilitating any competing transaction proposals from third parties or to engage in discussions or negotiations with third parties regarding any competing transaction proposals, subject to certain exceptions; however, BioLife’s board of directors may change its recommendation of the Merger Agreement to its stockholders for adoption and approval in response to an unsolicited superior proposal or an intervening event if the BioLife board of directors determines in good faith that the failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law (a “Board Recommendation Change”).

The Merger Agreement also provides for certain termination rights for both Repligen and BioLife, including, among others, (i) the right of either party to terminate the Merger Agreement if the Mergers have not been consummated prior to 5:00 p.m. New York time on January 31, 2027 (the “Outside Date”) (which date is subject to automatically extend by 180 days if the Antitrust Condition or the Restraint Condition (solely with respect to the HSR Act or other antitrust laws) is the only condition outstanding, or by 90 days if the SEC has not declared effective under the Securities Act of 1933, as amended (the “Securities Act”), the Registration Statement on or before November 30, 2026), (ii) the right for Repligen to terminate if, prior to receipt of the BioLife Stockholder Approval, BioLife’s board of directors makes a Board Recommendation Change, (iii) by either party in the event that the BioLife Stockholder Approval is not obtained at the BioLife Stockholders’ Meeting, and (iv) by BioLife if, prior to receipt of the BioLife Stockholder Approval, BioLife’s board of directors approves entry into a definitive agreement for an unsolicited superior proposal. Upon termination of the Merger Agreement under certain specified circumstances, including the termination of the Merger Agreement by (x) Repligen if BioLife’s board of directors makes a Board Recommendation Change, (y) BioLife in order for BioLife to enter into definitive agreement for an unsolicited superior proposal or (z) (I) either party for failure to obtain the BioLife Stockholder Approval and a competing transaction proposal was publicly announced and not withdrawn five business days prior to the BioLife Stockholders’ Meeting, or (II) BioLife terminates on account of the Outside Date if Repligen would have been permitted to terminate for BioLife’s breach or Repligen terminates due to a breach by BioLife and, prior to either termination set forth in this clause (II), a competing transaction proposal has been communicated to BioLife’s board of directors and not withdrawn five business days prior to such termination and, following a termination set forth in clause (I) or (II), within 12 months of the termination date, BioLife enters into a definitive agreement for, or consummates, a competing transaction proposal, BioLife may be required to pay Repligen a termination fee of $59,000,000.

The foregoing description of the material terms of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Repligen or BioLife or to modify or supplement any factual disclosures about Repligen or BioLife in their respective SEC filings. The Merger Agreement includes representations, warranties and covenants of Repligen and BioLife made solely for the purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by Repligen and BioLife in connection with the negotiated terms of the Merger Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to Repligen or BioLife’s SEC filings. In addition, the representations and warranties were made for purposes of allocating risk among the parties to the Merger Agreement and should not be relied upon as establishing factual matters.

Item 2.02	Results of Operations and Financial Condition.

On July 22, 2026, Repligen announced certain preliminary financial results for the second quarter ended June 30, 2026. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and the presentation accompanying such release and the conference call and webcast described below is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 2.02 of this Form 8-K and the Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On July 22, 2026, BioLife and Repligen issued a joint press release announcing (a) their entry into the Merger Agreement described in Item 1.01 of this Current Report on Form 8-K, (b) details for Repligen’s conference call and webcast and (c) certain financial updates as noted in Item 2.02 of this Current Report on Form 8-K. Also as noted above, a copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the presentation accompanying such release and the conference call and webcast is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01	Other Events

Repligen’s management also delivered an Employee Frequently Asked Questions memorandum on July 22, 2026. A copy of Repligen’s Employee Frequently Asked Questions memorandum is attached hereto as Exhibit 99.3 and is incorporated herein by reference. In addition, the Chief Executive Officer of Repligen, Olivier Loeillot, sent an email to the Company’s employees to notify them of the execution of the Merger Agreement. A copy of Mr. Loellot’s email is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated July 21, 2026, by and among Repligen Corporation, BioLife Solutions, Inc., Bravo Merger Sub I, Inc., and Bravo Merger Sub II, LLC.

99.1	Press Release, dated July 22, 2026 (furnished herewith).

99.2	Presentation, dated July 22, 2026 (furnished herewith).

99.3	Employee FAQ, dated July 22, 2026

99.4	E-mail from Olivier Loeillot to Employees, sent on July 22, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Portions of this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any omitted exhibits and schedules to the SEC upon its request; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

Cautionary Statement Regarding Forward-Looking Statements

Statements included in this communication, which are not historical in nature or do not relate to current facts, are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provisions of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are based on, among other things, Repligen management’s and BioLife management’s beliefs, assumptions, current expectations, estimates and projections about the economy and Repligen and BioLife, as applicable, and the industries in which Repligen and BioLife operate. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements include statements regarding, among other things, the expected benefits of the Mergers and Repligen’s ability to recognize the benefits of the Mergers; the anticipated timing of the closing of the Mergers; the anticipated financial impact of the Mergers on Repligen and the belief that this is a financially compelling transaction and accretive in the near-term; expectations for Repligen’s performance following the Mergers, including future financial and operating results; beliefs that the Mergers will accelerate profitable growth; beliefs and expectations about the cell therapy industry, including its growth, and BioLife’s position as a highly-differentiated cell processing tool leader; anticipated synergies; beliefs about the drivers for future growth following the Mergers, including with respect to the pipeline and regulatory matters; the expected impact on customers and revenue opportunities; BioLife’s second quarter results; Repligen’s second quarter results, including revenue growth and expectations for strong margin expansion and Repligen’s plans, objectives, expectations, intentions, growth strategies and other statements that are not historical facts. Repligen and BioLife caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger

Agreement; the outcome of any legal proceedings that may be instituted against Repligen or BioLife; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect Repligen following the Mergers, or the expected benefits of the Mergers); the failure to obtain BioLife Stockholder Approval or to satisfy any of the other conditions to the Mergers on a timely basis or at all; the possibility that the anticipated benefits of the Mergers, including anticipated synergies, financial impact and revenue growth, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Repligen and BioLife do business; the risk that the parties have overestimated the size or trajectory of the cell therapy market and BioLife’s market position; the potential for increased regulatory scrutiny and the impact on the clinical pipeline, global approvals and expanded indications; the possibility that the Mergers may be more expensive to complete than anticipated; diversion of BioLife and Repligen management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Mergers; risks relating to the potential dilutive effect of shares of Repligen common stock to be issued in the Mergers and other factors that may affect future results of Repligen. Additional factors that could cause results to differ materially from those described above can be found in Repligen’s Annual Report on Form 10-K for the year ended December 31, 2025, Repligen’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, BioLife’s Annual Report on Form 10-K for the year ended December 31, 2025, as amended by BioLife’s Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission (the “SEC”), on April 28, 2026 (collectively, the “BioLife 2025 Form 10-K”), BioLife’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, in each issuer’s respective Current Reports on Form 8-K and in other documents Repligen and BioLife file with the SEC, which are available on the SEC’s website at www.sec.gov. Repligen and BioLife caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Repligen and BioLife each disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Mergers, Repligen will file with the SEC a registration statement on Form S-4 (the “registration statement”), which will contain a proxy statement of BioLife and a prospectus of Repligen (the “proxy statement/prospectus”), and each of Repligen and BioLife may file with the SEC other relevant documents regarding the Mergers. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY REPLIGEN AND BIOLIFE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REPLIGEN, BIOLIFE AND THE MERGERS. When final, a definitive copy of the proxy statement/prospectus will be mailed to BioLife stockholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about Repligen and BioLife, free of charge from Repligen or BioLife or from the SEC’s website when they are filed. The documents filed by Repligen with the SEC may be obtained free of charge at Repligen’s website, at www.repligen.com, or by requesting them by mail at Repligen Corporation, 41 Seyon Street Building 1, Suite 100 Waltham, Massachusetts 02453, Attention: Corporate Secretary. The documents filed by BioLife with the SEC may be obtained free of charge at BioLife’s website, at www. biolifesolutions.com, or by requesting them by mail at BioLife Solutions, Inc., 3303 Monte Villa Parkway, Suite 310, Bothell, WA 98021, Attention: Corporate Secretary. The information included on Repligen’s and BioLife’s websites is not incorporated by reference into this communication.

Participants in the Solicitation

Repligen and BioLife and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BioLife in respect of the Mergers. Information about Repligen’s directors and executive officers is available in Repligen’s proxy statement, dated April 2, 2026, for its 2026 Annual Meeting of Stockholders, and other documents filed by Repligen with the SEC. Information about BioLife’s directors and executive officers is available in the BioLife 2025 Form 10-K, in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by BioLife’s directors and executive officers, and other documents filed by BioLife with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Mergers when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Repligen or BioLife as indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: July 22, 2026	By:	/s/ Olivier Loeillot
	Name:	Olivier Loeillot
	Title:	President and Chief Executive Officer